                                                                   EXHIBIT 10.13



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED
PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.









--------------------------------------------------------------------------------







                       PRODUCT PURCHASE AND SALE AGREEMENT



                                 BY AND BETWEEN

                         FIRSTWORLD COMMUNICATIONS, INC.

                                       AND

                           ACCELERATED NETWORKS, INC.

                                      DATED

                                 AUGUST 1, 1999







--------------------------------------------------------------------------------

[ACCELERATED NETWORKS LOGO]



                       PRODUCT PURCHASE AND SALE AGREEMENT


        This Product Purchase and Sale Agreement ("Agreement"), effective as of August 1, 1999 (the "Effective Date'), is made by and between ACCELERATED NETWORKS, INC., a California corporation with its principal place of business at 301 Science Drive, Moorpark CA 93021 ("Seller") and FIRSTWORLD COMMUNICATIONS, INC., a Delaware corporation with its principal place of business at 7100 East Belleview Avenue, Suite 210, Greenwood Village, Colorado 80211 ("Customer"). Customer and Seller are also referred to collectively as the "Parties". The Parties agree as follows:

        WHEREAS, Seller desires to supply to Customer and Customer desires to purchase from Seller the products described herein, pursuant to the terms and conditions contained herein.

        NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be lawfully bound agree as follows:

        1. TERM

        The Agreement shall commence on the Effective Date and shall continue in force for an initial period of eighteen (18) months unless earlier terminated as provided for in Section 13 ("Initial Term"). Thereafter this Agreement shall continue on a month-to-month term unless a party provides written notice to the other party 60 days of its termination.

        2. SCOPE

        The terms and conditions of this Agreement shall apply to all transactions occurring during the Term whereby products or Services are provided by Seller to Customer. Customer as used herein shall mean FirstWorld Communications, Inc. or any of its wholly owned subsidiaries.

        Customer understands and agrees that all Products, provided by Seller to Customer pursuant to this Agreement and to the Exhibits listed below shall be for Customer's internal use in the United Sates only.

       Exhibit A    Products
       Exhibit B    FirstWorld Communications National Price List
       Exhibit C    End-User Software License

        3. PURCHASE OF PRODUCTS

        3.1 Annual Purchase

        In consideration for Seller's discounts, allowances, credits, and incentives as set forth in Section 3.2 of this Agreement or any Schedule or Exhibit ("Attachments") to this Agreement; Customer intends to purchase from Seller an aggregate of $10 Million ("Purchase Objective") for Products purchased during the Initial Term of this Agreement.

        3.2 Discounts

        From the Effective Date up to and through February 1, 2001, Customer shall receive a purchase discount of [***] from the list prices set forth in Exhibit B of all Products purchased by Customer from Seller. In the event Customer has not achieved an aggregate purchase of $10 Million in Products on or before February 1, 2001, Customer shall not be eligible for any future discounts. Forfeiture of future discounts after February 1, 2001 shall be Seller's sole and exclusive remedy for Customer's failure to meet its Purchase Objective. Failure to attain the Purchase Objective shall not be a default or breach of this Agreement.

        3.3 Pricing

        Prices are exclusive of all taxes, customs duties or similar tariffs and fees, shipping and insurance charges which Seller may be required to pay or collect upon the sale or delivery of the Products or upon collection of the sales price, all of which shall be Customer's responsibility.

        4. ORDERS AND PAYMENT

        4.1 Customer shall submitted purchase orders by fax to the following address:

                      Accelerated Networks, Inc.
                      301 Science Drive
                      Moorpark, California 93021
                      Attn: Sales Administration
                      Fax: (805) 553-9690

        4.2 Cancellation and Rescheduling

        Customer may cancel delivery of Products pursuant to a purchase order without charge upon written notice to Seller not less than one hundred and eighty (180) days prior to the scheduled delivery date. Customer will be responsible for payment of 75% (seventy-five percent) of the amount of any portion of a purchase order that is cancelled less than one hundred and eighty
(180) days prior to the scheduled delivery date. Customer may reschedule, or extend the date of, delivery of Products pursuant to a purchase order without charge upon written notice

---------------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

to Seller not less than sixty (60) days prior to the scheduled delivery date. This reschedule of delivery of Products by Seller can only be done one (1) time per purchase order and the revised delivery date cannot be greater than sixty
(60) days from the originally scheduled date of delivery.

        4.3 Payment

        Payment for Products (including transportation charges and taxes, if applicable) will be due as follows:

               To Accompany Purchase Order                      [***]

               Upon Delivery                                    [***]

               Within thirty (30) days of Seller's invoice      [***]
               date after delivery

        All payments shall be made in U.S. dollars in the United States.

        5. DELIVERY AND ACCEPTANCE

        5.1 Delivery

        Products are delivered FOB Seller's plant or other place of shipment. Shipments will be made to the delivery address specified on Customer's purchase order. In the absence of a specified delivery address, delivery will be made to Customer's facility in Greenwood Village, Colorado, or any other standard location designated by Customer. Shipping arrangements will be mutually agreed upon by the Parties prior to delivery. Seller shall use its commercially reasonable efforts to fill (by full or partial shipment) Customer's purchase orders for Products within sixty (60) days of receiving purchase order. If Seller cannot fill Customer's purchase order, in which said purchase order falls within the range of quarterly forecasts (as set forth in Section 7 herein) within 60 days for reasons other than those as described in Section 17.5 herein, Customer may cancel purchase order without penalty and Seller will apply cancelled purchase order's value toward Purchase Objective.

        5.2 Inspection and Acceptance of Deliveries

        Customer shall have the right to visually inspect all Products ordered pursuant to this Agreement for a period of ten (10) days following delivery. If the delivered Product(s) fails to conform to the applicable purchase order or release, in whole or in part, Customer may reject the delivery and Customer shall promptly return the rejected Product(s) to Seller at Seller's risk and expense. Upon receipt of the rejected Product(s), Seller will promptly ship replacement Product(s) to Customer.

---------------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

        5.3 Pre-shipment Review

        If reasonably requested by Customer, a representative of Customer may participate, to the extent applicable, in Seller's preshipment configuration, prestaging and inspection of Product at Seller's facility.

        6. SOFTWARE LICENSE

        6.1 License Grant

        Seller grants Customer, subject to the terms and conditions set forth in this Agreement, a non-exclusive, non-transferable, non-sublicensable license to
(i) use the software comprising any Product (including software contained in firmware embedded in a Product) ("Software") and (ii) at Customer's option, to distribute the Software as incorporated and/or embedded within a Product to Customer's end-user customers in conjunction with Customer's product and service offerings. All copies of the Software are licensed and not sold. As between the Parties, Seller retains all title to (except as expressly licensed by Seller), and rights (including all intellectual property and proprietary rights anywhere in the world) and interest in the Software. Seller shall use commercially reasonable efforts to deliver Seller's standard End User Software License Agreement ("End User License Agreement") included in the Product package delivered to the end user.

        6.2 License Restrictions

        Customer shall not, nor permit others to, (i) copy, modify or create any derivative work of the Software or include the Software in any other software,
(ii) delete, alter. or obscure any copyright or other notice or proprietary legend appearing in the Software or on any documentation, media, master or package materials for the Software provided by Seller or (iii) reverse assemble, decompile, reverse engineer or otherwise attempt to derive the source code (or the underlying ideas, structure, sequence, organization or algorithms) from the Software (each, a "Misuse"). Customer shall have no liability to Seller or any other party for an end-user's Misuse of the Software, unless Customer has actual knowledge of an end-user's Misuse and fails to promptly take corrective action.

        7. MONTHLY MEETINGS AND QUARTERLY FORECASTS

        Seller and Customer shall each designate at least one representative to serve as a liaison with the other party (each, a "Representative"). The Representatives shall meet, either in person or by telephone, to discuss in good faith matters relating to this Agreement including Product delivery schedules, joint marketing activities, sales training needs, price changes and new Product features and enhancements, and Purchase Objective levels. Customer shall provide seller with quarterly product forecasts. Such forecasts will contain, but are not necessarily limited to, requested products and quantities, projected shipping dates, and shipping locations. Quarterly forecasts shall commence and be in effect beginning with Q3, 1999, and shall continue for the term of this contract. Such meetings shall take place on a monthly basis at a mutually agreed upon location. Each party shall bear its own costs incurred in attending or participating in such meetings.

        8. SELLER'S WARRANTY

        8.1 Product Warranty

        Seller warrants to Customer: (i) For a period of one (1) year from the date of shipment that the hardware Products will be free from material defects in materials and workmanship, (ii) for a period of ninety (90) days from the date of shipment, the Software will perform substantially in accordance with applicable specifications identified in the user manual of the then current release and (iii) services performed by Seller hereunder will be performed in a professional and workmanlike manner and in accordance with current industry standards. Seller's warranty does not extend to any Product that (a) is modified or altered, (b) is not maintained to Seller's maintenance recommendations, (c) is operated in a manner other than that specified by Seller, (d) has its serial number removed or altered or (e) is treated with abuse, negligence or other improper treatment (including, without limitation, use outside the recommended environment).

        8.2 Remedies

        Products delivered to Customer by Seller hereunder which do not comply with the warranty in Section 8.1 above and are returned to Seller during the applicable warranty period will be repaired or replaced at Seller's option, at no cost to Customer. If Seller cannot, or determines that it is not practical to, repair or replace a returned Product, the price paid by Customer for such Product will be credited and applied to future orders.

        8.3 Disclaimer

        SELLER MAKES NO WARRANTIES (OTHER THAN AS EXPRESSLY PROVIDED IN SECTION
8.1 ABOVE) WITH RESPECT TO THE PRODUCTS, THE SOFTWARE OR ANY SERVICES AND DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. FURTHER, SELLER DOES NOT WARRANT THE USE, OR THE RESULTS OF THE USE, OF THE PRODUCTS OR THAT ANY SOFTWARE WILL BE ERROR-FREE.

        8.4 Year 2000 Compliance Warranty

        Seller represents and warrants (the "Year 2000 Warranty) that (a) all calendar date-related processing by the Products of date data or of any system date will not cause the Products to cease to operate substantially in accordance with their specifications, (b) all data fields for the date data contained in the Products are four-digit fields capable of indicating century and millennium, and (c) that Seller has verified through its testing procedures that no change in the system date (including the change from the year 1999 to the year 2000) will cause the Products to cease to operate substantially in accordance with their specifications. Notwithstanding any provision to the contrary set forth in this Agreement, Seller makes no representation or warranty with respect to the Products operating in conjunction with any computer software, computer firmware, computer hardware, or any combination of the foregoing supplied by third parties.

        9. CUSTOMER'S REPRESENTATIONS AND WARRANTIES

        Customer represents, warrants and covenants that: (i) it shall comply with good business practices and all laws and regulations relevant to this Agreement or the subject matter hereof, (ii) it shall use the then current names used by Seller for the Products, provided that all advertisements, promotional materials, packaging and anything else bearing any trademark of Seller's shall identify Seller as the trademark owner and shall be subject to Seller's prior written approval and (iii) it shall comply with all export laws, restrictions, national security controls and regulations of the United States or other applicable foreign agency or authority, and not to export or re-export, or allow the export or re-export of any Product or Proprietary Information of Seller or any direct product thereof in violation of any such restrictions, laws or regulations, or without all required licenses and proper authorizations, any Group D:I or E:2 country (or national of such country) specified in the then current U.S. Export Administration Regulations (or any successor supplement or regulations).

        10. LIMITATION OF LIABILITY

        NEITHER PARTY WELL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE AMOUNTS PAID TO IT (IN THE CASE OF SELLER) OR (IN THE CASE OF CUSTOMER) PAID OR OWED BY IT HEREUNDER DURING THE TWELVE (12) MONTH PERIOD PRIOR TO DATE THE CAUSE OF ACTION AROSE OR (II) ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST DATA OR (III) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES. THE LIMITATIONS OF THIS SECTION 10 SHALL NOT APPLY TO ANY BREACH OF
SECTION 6.2 OR 13.

        11. INDEMNIFICATION

        Seller hereby agrees to defend, indemnify and hold harmless Customer from and against any third party claims, action, demands, costs or expenses arising from (i) infringement by the Products as and in the form delivered to Customer of any United States patent, trademark, copyright or other intellectual property right of any third party or (ii) the Products' failure to perform in accordance with the Product Warranty set forth in Section 8.1, provided that Customer (a) promptly notifies Seller in writing of any such claim, action or demand, (b) permits Seller to have sole control and authority in the investigation, defense and settlement of such claim, action or demand and (c) provides Seller with reasonable assistance and cooperation in connection with the investigation, defense and settlement thereof and Seller agrees to reimburse Customer for out-of-pocket expenses incurred in providing such cooperation and assistance. Seller shall have no obligation with respect to any settlement that it does not approve in writing. Customer shall permit Seller to replace or modify any affected Product so to avoid infringing, so long as the replacement or modification has substantially the equivalent functionality as set forth in the design specifications, or to procure the right for Customer to continue use of such Products. If neither of such alternatives is reasonably practicable, the infringing Products shall be returned to Seller and Seller's sole liability hereunder, in addition to Seller's obligations to defend, indemnify and hold harmless set forth in this Section 11, shall be to refund amounts paid therefor by Customer. Seller shall have no obligation hereunder for or with respect to claims, actions, or demands alleging infringement that arise by (i) reason of combination of noninfringing, Product with any other product, system or process not supplied by Seller; (ii) Products modified after delivery to Customer without Seller's prior written consent; (iii) Products not supplied by Seller; and (iv) Customer's continued use of infringing Products after being notified of the alleged infringement and after being provided with modifications that would have avoided the alleged infringement. The foregoing states Seller's entire liability with respect to infringement of any intellectual property rights by any Product.

        12. RELATIONSHIP OF PARTIES

        Customer expressly acknowledges that it is an independent contractor in the performance of this Agreement, and is solely liable for all labor and related expenses in connection with this Agreement. Customer will not have, and will not represent that it has, any power, right or authority to bind Seller, or to assume or create any obligation or responsibility, express or implied, on behalf of Seller.

        13. PROPRIETARY INFORMATION

        The Parties acknowledge that in the course of performing their duties under this Agreement, each may obtain confidential and proprietary information of the other ("Proprietary Information"). Such Proprietary Information may include, but is not limited to, trade secrets, know-how, inventions, techniques, processes, programs, schematics, software source code, data, customer lists, financial information, and sales and marketing plans. Each party shall at all times keep in trust and confidence all Proprietary Information of the other party and, during the term of this Agreement and for five (5) years after its termination, shall not use such Proprietary Information other than in the course of performing its duties under this Agreement nor shall it disclose any such Proprietary Information to any third party without the written consent of the other. Upon termination or expiration of this Agreement or upon the request of the disclosing party, each party shall promptly return all manifestations of the other's Proprietary Information in its possession.

        14. TERMINATION

        14.1 Termination for Cause

        This Agreement may be terminated by either party for cause immediately by written notice upon the occurrence of any of the following events: (i) if the other ceases to do business, or otherwise terminates its business operations; provided, however, that the acquisition of all or substantially all of a party's stock, assets or business shall not be grounds for termination of this Agreement; or (ii) if the other breaches any material provision of this Agreement and fails to cure such breach within thirty (30) days of written notice describing the breach; provided, however, that a breach of the obligations set forth in Section 6.2 or 13 and shall be grounds for immediate termination of this Agreement by the non-breaching party; or (iii) if the other becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other (and not, dismissed within ninety (90) days).

        14.2 Effect of Termination

        Upon any termination or expiration of this Agreement, all pending purchase orders for release of Products shall be cancelled as of the effective date of termination or expiration, all sums payable to Seller shall be due and payable on the effective date of termination or expiration and all licenses granted to Customer under this Agreement shall immediately terminate, and Customer shall discontinue all use and distribution of the Products. Upon an end-user acquiring a copy of the Software incorporated and/or contained in a Product, the end-user shall be entitled to use that copy of the Software, subject to the terms and conditions of the End-User License Agreement.

        15. PUBLICITY

        The Parties shall announce this Agreement and the establishment of the relationship between Customer and Seller under this Agreement pursuant to a joint press release to be mutually agreed upon prior to issuance. The Parties agree to submit to each other for approval all press releases relating to this Agreement and to not publish any press release which mentions the parties relationship without prior approval of the other party, which approval shall not be unreasonably withheld.

        16. ASSIGNMENT

        This Agreement shall be binding upon and insure to the benefit of the parties hereto and their respective permitted successors and assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other which consent shall not be unreasonably withheld, conditioned or delayed, provided that no consent shall be required in connection with an assignment to an entity controlling, controlled by or under common control with such party, or to an entity that succeeds to all, or substantially all, of the party's assets whether by merger, sale or otherwise.

        17. MISCELLANEOUS

        17.1 No Waiver

        A waiver by either party of any provision of this Agreement or breach, in any one instance, shall not be construed as a waiver of any other provision or subsequent breach thereof.

        17.2 Notices

        Notices under this Agreement shall be in writing and delivered by certified or registered mail, return receipt requested, or by nationally recognized overnight courier service next day delivery, or personal deliver, to the addresses as specified in the first paragraph of this Agreement. Such notice shall be effective on the date of receipt or refusal thereof by the receiving party.

        17.3 Governing Law

        This Agreement shall be governed and construed under California law without regard to conflicts of law provisions.

        17.4 Severability

        If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

        17.5 Force Majeure

        A party shall not be liable for non-performance or delay in performance (other than of payment or confidentiality obligations) caused by any event reasonably beyond the control of such party including, but not limited to wars, hostilities, revolutions, riots, civil commotion, national emergency, strikes, lockouts or other labor disputes or shortages or inability to obtain material or equipment, unavailability of supplies, compliance with laws or regulation (including, without limitation, those related to infringement), epidemics, fire, flood, earthquake, force of nature, explosion, embargo, or any Act of God, or any law, proclamation, regulation, ordinance or other act or order of any court, government or governmental agency.

        17.6 Entire Agreement; Amendment

        This Agreement, including all Attachments to this Agreement, constitutes the entire agreement between the parties relating to the subject matter hereof and all prior or simultaneous proposals, negotiations, representations, conversations, discussions and agreements, whether written or oral, among the parties and all past dealing or industry custom. This Agreement may not be amended except by a writing signed by the Parties.

        17.7 Counterparts

        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective as of the Effective Date.



ACCELERATED NETWORKS, INC.               FIRSTWORLD COMMUNICATIONS, INC.



By:      /s/ Suresh Nihalani             By:    /s/ Doug Kramer
         ---------------------------           ---------------------------------

Name:    Suresh Nihalani                 Name:    Doug Kramer
         ---------------------------           ---------------------------------

Title:   President & CEO                 Title:   Chief Technology Officer
         ---------------------------           ---------------------------------

Date:    8/5/99                          Date:    8/4/99
         ---------------------------           ---------------------------------

                                    EXHIBIT A


                                    Products

                Brief Specifications and features of Release 2.0

                  MSAP

                  Chassis
                  *        AN-3204 MSAP 4-slot (field/MDU)
                  *        AN-3220 MSAP 20-slot (CO)

                  Modules
                  *        System Combo Module w/dual uplink slots
                  *        DS-3 and OC-3 ATM uplink daughtercards
                  *        12-port SDSL or T1 line card
                  *        8-port T1 Voice Server Module supports
                  *        ESF framing, robbed bit signaling

                  IAD

                  AN-30
                  *        Business/branch CPE
                  *        One 10/100 Ethernet user port
                  *        Two serial user ports (V.35/V.11)
                  *        12-port analog voice module (FXS)
                  *        1 WAN port: SDSL or T1
                  *        T1 Digital Voice

                  AB-20 (Data Only)
                  *        SOHO/Telecommuter
                  *        One 10 Meg User Port
                  *        1 WAN port: SDSL or T1

                  SOFTWARE FEATURES

                  DATA
                  *        ATM RFC 1483 Ethernet bridging
                  *        ATM RFC 1483 IP routing
                  *        DSS - Dynamic Service Selection
                           *        NAT
                           *        DHCP client and server
                           *        Integral Web server
                           *        Radius client

                  *        RIP, RIP II
                  *        ATM QoS and traffic prioritization
                  *        ATM classes of service UBR, rtVBR, nrtVBR, CBR
                  * Frame Relay to ATM FRF.5 network and FRF.8 service interworking
                  *        Any-to-any port switching on MSAP
                  *        ISP subscriber aggregation on IAD

                  VOICE
                  *        Toll quality over ATM
                  *        CES per ATM Forum VTOA-0078

                  *        G.711 PCM voice
                  *        AAL1 adaptation over CBR
                  *        Dynamic support for Voice, facsimile and modem
                  *        Multiple voice channels per PVC
                  *        Integral G.168 echo cancellation

                  Network Management Software will follow Release 2.0

                      Above and beyond its generally available Products, and in return for the volume purchases by Customer as stated in Exhibit B to the Product Purchase and Sale Agreement (the "Agreement"), Seller commits to provide the following features in its future releases of Products to Customer (Capitalized terms utilized and not otherwise defined herein shall have the respective meanings given to those terms in the Agreement):

                      July 30, 1999:        Release 2.2, including NAT/DHCP
                      functionality in routed mode

                      September 15, 1999: Release 2.3, including:

                      1.   Line Derivative Timing for DS-3
                      2.   ATM Adaptation Layer 2 (AAL2)

                      The above mentioned releases are either included in the current list price of Products or subsequently published list price of Products pursuant to Exhibit B.

                      Customer agrees to purchase the Accelerated Networks Access Pilot Element Management System (EMS) which currently runs on a Windows NT platform.

                      Should Customer agree to convert to Seller's UNIX-based EMS platform at a later date, Seller hereby agrees that Customer will be billed ONLY for the difference in price between the current NT platform and the upgrade to UNIX.

                                    EXHIBIT B

                                 Product Prices

                  Excel Quote sheet identifying complete Standard Price List are attached. Detailed descriptions are provided for information purposes.

                  Installation, Configuration, Maintenance and any other support related prices for the deployment are to be negotiated separately.

                  FirstWorld Communications National Price List
                                   Exhibit "B"

AN-20 IAD PRODUCTS (CPE)

MODEL                      DESCRIPTION                                              LIST PRICE
                                                                                        USS

HARDWARE OPTIONS (PLEASE SPECIFY SOFTWARE VERSION ON THE PURCHASE ORDER)
----------------------------------------------------------------------------------------------------------
AN-20S                     Integrated Access Device Base Unit.  Includes 1-port          $795
                           Ethernet 10BT, 1-port ATM WAN over SDSL at 1.544Mbps.

AN-20S-E2                  Integrated Access Device Base Unit.  Includes 2-ports         $895
                           Ethernet 10BT.  1-port ATM WAN over SDSL at 1.544Mbps.

AN-20T                     Integrated Access Device Base Unit.  Includes 1-port          $895
                           Ethernet 10BT.1-port ATM WAN over unchannelized T1
                           (integral CSU/DSU).

AN-20T-E2                  Integrated Access Device Base Unit.  Includes 2-ports         $995
                           Ethernet 10BT.1-port ATM WAN over unchannelized T1
                           (integral CSU/DSU).


BASE SOFTWARE (ONE BASE SOFTWARE PER IAD.  MUST SPECIFY THE SOFTWARE VERSION ON
PURCHASE ORDER)
-----------------------------------------------------------------------------------------------------------
AN-20SW-B2.0               Basic System Software version 2.0 for the AN-20 IAD.          No charge with IAD

AN-20-SW-B2.1              Basic System Software version 2.1 for the AN-20 IAD.          No charge with IAD


OPTIONAL SOFTWARE
----------------------------------------------------------------------------------------------------------
AN-20-SW-R2.0              Routing Software version 2.0 for the AN-20 IAD.               $100

AN-20-SW-R2.1              Routing Software version 2.1 for the AN-20 IAD.               $100

AN-20-SW-DSSv1             Dynamic Service Selection Software for the AN-20 IAD.         $200

                  FirstWorld Communications National Price List
                                   Exhibit "B"

AN-30 IAD PRODUCTS (CPE)

MODEL                      DESCRIPTION                                                   LIST PRICE
                                                                                             USS

HARDWARE OPTIONS (PLEASE SPECIFY SOFTWARE VERSION ON THE PURCHASE ORDER.)
-------------------------------------------------------------------------------------------------------------------------------
AN-30S                     Integrated Access Device Base Unit.  Includes 1-port          $3,995
                           Ethernet 10/100TX, 2-ports Serial V.35/V.11, 1-port ATM WAN over SDSL at 1.544Mbps.  Voice expansion option.  Requires a configuration worksheet with every order.

AN-30T                     Integrated Access Device Base Unit.  Includes 1-port          $4,095
                           Ethernet 10/100TX, 2-ports Serial V.35/V.11, 1-port ATM WAN over unchannelized T1 (integral CSU/DSU).  Voice expansion option.  Requires a configuration worksheet with every
                           order.

IAD INTERFACE MODULES
-------------------------------------------------------------------------------------------------------------------------------
AN-30VM-A12S               Analog Voice Module for AN-30.  12 analog voice channels      $2,995
                           with an FXS interface.  Supports G.711 PCM voice and G.168 echo cancellation.

AN-30VM-A12SC              Analog Voice Module for AN-30.  12 analog voice channels      $3,495
                           with an FXS interface.  Hardware supports G.711 PCM and
                           G.168 echo cancellation.  Hardware ready for G.726 ADPCM
                           requirements.  Software for compression is sold separately.

AN-30VM-D24                Digital Voice Module for AN-30.  24-DS0 digital voice         $2,995
                           module with 2-ports T1 for drop & insert functionality.
                           Supports G.711 PCM voice and G.168 echo cancellation.

AN-30VM-D24C               Digital Voice Module for AN-30.  24-DS0 digital voice         $3,695
                           module with 2-ports T1 for drop & insert functionality.
                           Hardware supports G.711 PCM and G.168 echo cancellation.
                           Hardware ready for G.726 ADPCM requirements.  Software for compression is sold separately.


BASE SOFTWARE (ONE BASE SOFTWARE PER IAD.  MUST SPECIFY REQUIRED SOFTWARE VERSION ON PURCHASE ORDER)
-------------------------------------------------------------------------------------------------------------------------------
AN-30-SW-B2.0              Basic System Software version 2.0 for the AN-30 IAD.          No charge with IAD

AN-30-SW-B2.1              Basic System Software version 2.1 for the AN-30 IAD.          No charge with IAD


OPTIONAL SOFTWARE
-------------------------------------------------------------------------------------------------------------------------------
AN-30-SW-DSSv1             Dynamic Service Selection Software for the AN-30 IAD.         $300

AN-30-SW-ACMP2.3           Voice compression software for 12-ports analog voice module.  $495

AN-30-SW-DCMP2.3           Voice compression software for 24-ports digital voice         $695
                           module.

                  FirstWorld Communications National Price List
                                   Exhibit "B"

MSAP PRODUCTS (COE)

MODEL                      DESCRIPTION                                                 LIST PRICE
                                                                                           USS

HARDWARE OPTIONS
-------------------------------------------------------------------------------------------------------------------------------
AN-3204                    AN-3200 4-slot 19" Chassis. 90-240 VAC power. Requires a      $3,995
                           configuration worksheet with every order.

AN-3220                    AN-3200 20-slot 23" Chassis. - 48 VDC power. Requires a       $7,995
                           configuration worksheet with every order.


SYSTEM COMBO CARD OPTIONS (REQUIRES AT LEAST ONE SYSTEM COMBO CARD PER MSAP PURCHASED.)
-------------------------------------------------------------------------------------------------------------------------------
SYSMOD1                    System Combo Card includes system processor, 1-port           $4,895
                           Ethernet 10/100TX, 1 console port, and 2-slots for uplink
                           daughtercards.  Requires Aggregator System software or
                           Multi-Service Gateway System software. Specify type of
                           uplink card to be installed. Uplink card is sold separately.

SYSMOD1-CM                 System Combo Card includes system processors, 1-port          $7,985
                           Ethernet 10/100TX, 1 console port, 1 preinstalled OC-3 MM
                           (155Mbps), and 1 preinstalled DS-3 (45Mbps) ATM WAN uplink daughtercards. Requires Aggregator System software or
                           Multi-Service Gateway System software.

SYSMOD1-DS3                System Combo Card includes system processor, 1-port           $5,990
                           Ethernet 10/100TX, 1 console port, 1 preinstalled DS-3
                           (45Mbps) ATM WAN uplink.  Requires Aggregator System
                           software of Multi-Service Gateway System software. Uplink
                           daughtercards must be factory installed.

SYSMOD1-OC3MM              System Combo Card includes system processor, 1-port           $6,890
                           Ethernet 10/100TX, 1 console port, 1 preinstalled OC-3 MM
                           (155Mbps) ATM WAN uplink. Requires Aggregator System
                           software or Multi-Service Gateway System software. Uplink
                           daughtercards must be factory installed.

SYSMOD1-DS3-2              System Combo Card includes system processor, 1-port           $7,085
                           Ethernet 10/100TX, 1 console port, 2 preinstalled DS-3
                           (45Mbps) ATM WAN uplink daughtercards. Requires Aggregator
                           System software or Multi-Service Gateway System software.

SYSMOD2-OC3MM-2            System Combo Card includes system processors, 1.2GB fabric,   $10,885
                           1-port Ethernet 10/100TX, 1 console port, 2 preinstalled
                           OC-3 MM (155Mbps) ATM WAN uplink daughtercards. Requires
                           Aggregator System software or Multi-Service Gateway System software.

DS3-D                      Single port DS-3 (45 Mbps) ATM WAN uplink daughtercard.       $1,095
                           Factory installed only.

OC3-MM-D                   Single port OC-3 MM (155Mbps) ATM WAN uplink daughtercard.    $1,995
                           Factory installed only.

Clock card                 System synchronization module for MSAP system. Requires       $4,995
                           clock card if the purchased MSAP does not have a Voice
                           Server Card.

                              FirstWorld Communications National Price List
                                               Exhibit "B"

AN-30 IAD PRODUCTS (CPE)

MODEL                      DESCRIPTION                                                 LIST PRICE
                                                                                           USS

INTERFACE CARD OPTIONS
-------------------------------------------------------------------------------------------------------------------------------
LC12-SDSL                  12-channel line card supports ATM over SDSL. 12 integral      $8,395
                           SDSL modems on daughtercards.

LC12-T1                    12-channel line card supports ATM over unchannelized T1.12    $8,995
                           integral T1 modems with CSU/DSU on daughtercards.

VSIC-8TP                   Octal T1 and Voice Server Card, 8 DS-1 channelized T1         $13,995
                           digital voice interfaces for connection to PBX or Class 5
                           switches. Supports 192 voice channels of G.711 PCM voice
                           and G.158 echo cancellation. Supports structured CES
                           service via CBR voice over AAL1. Requires Multi-Service
                           Gateway System software.

VSIC-8TC                   Octal T1 and Voice Server Card with hardware support for      $18,995
                           voice compression.  8 DS-1 channelized T1 digital voice
                           interfaces for connection to PBX or Class 5 switches.
                           Supports 192 channels of G.711 PCM or 96 voice channels of
                           G.726 ADPCM. Supports G.168 echo cancellation and
                           structured CES service via CBR voice over AAL1 and rtVBR
                           voice over AAL2. Hardware ready for G.726. Software for
                           compression is sold separately.  Requires Multi-Service
                           Gateway System software.

QD-DS3-4                   4-ports DS-3 (45Mbps) ATM WAN uplink daughtercard. Occupy a   $8,995
                           single slot in the chassis and use SMA connectors.
                           Requires an adapter cable to connect to standard BNC
                           terminated cables.


MSAP SYSTEM SOFTWARE OPTIONS
-------------------------------------------------------------------------------------------------------------------------------
MSAP-SW A2.0               Aggregator System software version 2.0.                       $1,995
                           Required with any purchase of System Combo Card with MSAP
                           unit. May be substituted with Multi-Service Gateway System software.

MSAP-SW-A2.1               Aggregator System software version 2.1.                       Call
                           Required with any purchase of System Combo Card with MSAP
                           unit. May be substituted with Multi-Service Gateway System software.

MSAP-SW-GW2.0              Multi-Service Gateway System software version 2.0.            $4,995
                           Required with any purchase of voice module with MSAP unit.

MSAP-SW-GW2.1              Multi-Service Gateway System software version 2.1             Call
                           Required with any purchase of voice module.


OPTIONAL SOFTWARE
-------------------------------------------------------------------------------------------------------------------------------
MSAP-SW-VCMP2.3            Voice compression software for 96 voice channels Voice        $2,995
                           Server Card.
                           This option must be purchased for each voice server card
                           that needs voice compression.

GR303-SW-2.2               GR-303 System software.                                       $3,000
                           Requires additional GR-303 software per voice server card.

GR303-VSC-SW-2.2           GR-303 Voice Server Card software.                            $1,000
                           Requires GR-303 System software. This option must be
                           purchased for each voice server card that needs support for
                           GR-303.

                  FirstWorld Communications National Price List
                                   Exhibit "B"

CABLING (NOTE: USE ONLY SHIELDED CABLES FOR T1 AND XDSL CONNECTIONS FOR AN-3200 SERIES)

MODEL                      DESCRIPTION                                               LIST PRICE
                                                                                         USS

CONSOLE CABLE
-------------------------------------------------------------------------------------------------------------------------------
CBL-IAD-10                 Console cable, DB9 (Male) to DB9 (Female), 10ft               $30

CBL-MSAP-25                Console cable, DB9 (Male) to DB9 (Female), 25ft               $140

ETHERNET CABLE
-------------------------------------------------------------------------------------------------------------------------------

CETH-IAD-10                10/100 Ethernet, UTP, CAT 5, RJ45, molded, 10ft               $30

CETH-IAD-20                10/100 Ethernet, UTP, CAT 5, RJ45, molded, 20ft               $40

CETH-MSAP-25               10/100 Ethernet, UTP, CAT 5, RJ45, molded, 25ft               $50

CETH-MSAP-50               10/100 Ethernet, UTP, CAT 5, RJ45, molded, 50ft               $100

CETH-MSAP-100              10/100 Ethernet, UTP, CAT 5, RJ45, molded, 100ft              $200

COAXIAL DS-3 CABLE
-------------------------------------------------------------------------------------------------------------------------------

CDS3-MSAP-25               DS-3, dual coaxial, BNC, RG-59/4, NEC CL2, UL Style 1354,     $30
                           25ft

CDS3-MSAP-50               DS-3, dual coaxial, BNC, RG-59/5, NEC CL2, UL Style 1354,     $100
                           50ft

CDS3-MSAP-100              DS-3, dual coaxial, BNC, RG-59/4, NEC CL2, UL Style 1354,     $150
                           100ft

FIBEROPTICS OC-3 CABLE
-------------------------------------------------------------------------------------------------------------------------------

COC3-MSAP-3M               OC-3 duplex, SC to SC connector, MM (multimode), 3m           220

COC3-MSAP-5M               OC-3 duplex, SC to SC connector, MM (multimode), 5m           250

COC3-MSAP-8M               OC-3 duplex, SC to SC connector, MM (multimode), 8m           270

T1 CABLE
-------------------------------------------------------------------------------------------------------------------------------

CT1-IAD-10                 T1 uplink cable, UTP, RJ48, 10ft                              $30

CT1-IAD-20                 T1 uplink cable, UTP, RJ48, 20ft                              $45

SDSL CABLE
-------------------------------------------------------------------------------------------------------------------------------

CSDSL-IAD-10               SDSL uplink cable, UTP, CAT 5, RJ48, molded, 10ft             $30

CSDL-IAD-20                SDSL uplink cable, UP, CAT 5, RJ48, molded, 20ft              $45

CABLE FOR LINE CARD
OR VOICE SERVER CARD
-------------------------------------------------------------------------------------------------------------------------------

C1LCVSC-15                 LC/VSC Metallic 50pin telco conn one end, shield w drain,     $200
                           15ft

C1LCVSC-25                 LC/VSC Metallic 50pin telco conn one end, shield w drain,     $220
                           25ft

C1LCVSC-50                 LC/VSC Metallic 50pin telco conn one end, shield w drain,     $250
                           50ft

C2LCVSC-15                 LC/VSC Metallic 50pin telco conn both ends, shield w drain,   $120
                           15ft

C2LCVSC-25                 LC/VSC Metallic 50pin telco conn both ends, shield w drain,   $160
                           25ft

C2LCVSC-50                 LC/VSC Metallic 50pin telco conn both ends, shield w drain,   $220
                           50ft

SERIAL CABLE
-------------------------------------------------------------------------------------------------------------------------------

CDCEDTE-10                 Serial Cable for connection to DCE device, 10ft               $210
                           (Slimline 26 male to V.35 female)

CDCEDCE-10                 Serial cable for connection to DCE device, 10ft               $250
                           (Slimline 26 male to V.35 male)

CDCEDTE-20                 Serial cable for connection to DCE device, 20ft               $250
                           (Slimline 26 male to V.35 female)

CDCEDCE-20                 Serial cable for connection to DCE device, 20ft               $300
                           (Slimline 26 male to V.35 male)

                  FirstWorld Communications National Price List
                                   Exhibit "B"

NETWORK MANAGEMENT PRODUCTS

MODEL                      DESCRIPTION                                                   LIST PRICE
                                                                                             USS

NT SOFTWARE OPTIONS
-------------------------------------------------------------------------------------------------------------------------------
AP-NTOV10-2.0              Network Management Software for HP OpenView on Windows NT     $4,995
                           platform. Supports up to 10 AN-3200 and attached CPE
                           devices. Integrated functionality includes Local Domain
                           Manager with SNMP and CORBA northbound interfaces. (Windows
                           NT, HP OpenView and hardware not included)

AP-NTOV50-2.0              Network Management Software for HP OpenView on Windows NT     $14,995
                           platform. Supports up to 50 AN-3200 and attached CPE
                           devices. Integrated functionality includes Local and Multi
                           Domain Manager with SNMP and CORBA northbound interfaces.
                           (Windows NT, HP OpenView and hardware not included)

AP-NTOV250-2.0             Network Management Software for HP OpenView on Windows  NT    $39,995
                           platform.  Supports up to 250 AN-3200 and attached CPE
                           devices. Integrated functionality includes Local and Multi
                           Domain Manager with SNMP and CORBA northbound interfaces.
                           (Windows NT, HP OpenView and hardware not included)


UNIX SOFTWARE OPTIONS
-------------------------------------------------------------------------------------------------------------------------------

AP-UNIX10-2.0              Network Management Software for HP OpenView on Sun Solaris    Call
                           platform. Supports up to 10 AN-3200 and attached CPE
                           devices. Integrated functionality includes Local Domain
                           Manager with SNMP and CORBA northbound interfaces. (Sun
                           Solaris, HP OpenView and hardware not included)

AP-UNIX50-2.0              Network Management Software for HP OpenView on Sun Solaris    Call
                           platform. Supports up to 50 AN-3200 and attached CPE
                           devices. Integrated functionality included Local and Multi
                           Domain Manager with SNMP and CORBA northbound interfaces.
                           (Sun Solaris, HP OpenView and hardware not included)

AP-UNIX250-2.0             Network Management Software for HP OpenView on Sun Solaris    Call
                           platform. Supports up to 250 AN-3200 and attached CPE
                           devices. Integrated functionality includes Local and Multi
                           Domain Manager with SNMP and CORBA northbound interfaces.
                           (Sun Solaris, HP OpenView and hardware not included)

                  FirstWorld Communications National Price List
                                   Exhibit "B"

LITERATURE

MODEL                      DESCRIPTION                                              LIST PRICE
                                                                                        USS
MANUAL AN-20               AN-20 User Manual                                             $20

MANUAL AN-30               AN-30 User Manual                                             $25

MANUAL AN-3200             AN-3200 Reference Guide                                       $200

                  FirstWorld Communications National Price List
                                   Exhibit "B"

SUPPORT AND SERVICES

MODEL                      DESCRIPTION                                                   LIST PRICE
                                                                                             USS

MAINTENANCE PROGRAMS (ANNUAL)
-------------------------------------------------------------------------------------------------------------------------------
14ct GoldenCare            Includes:                                                       6% of list
                           - TAC access from 6 a.m. to 6 p.m. PST, Mon-Fri.
                           -  Access to "TechNet" Web based technical support resources.
                           -  Electronic notification and access of maintenance
                           software releases.

18ct GoldenCarePlus        Includes:                                                       10% of list
                           - TAC access 24 hours a day, 7 days a week. TAC access after business hours is provided by pager with a 15 minutes
                           response.
                           -  Access to "TechNet" Web based technical support resources.
                           -  Electronic notification and access of maintenance and
                           minor software releases.

24ct PureGoldCare          Includes:                                                       18% of list
                           - TAC access 24 hours a day, 7 days a week. TAC access after business hours is provided by pager with a 15 minutes
                           response.
                           -  On site remedial maintenance 24 hours a day, 365 days a year.
                           -  Includes repair or replacement of Accelerated Networks
                           products that are diagnose as faulty.
                           -  Access to "TechNet" Web based technical support resources.
                           -  Electronic notification and access of maintenance and
                           minor software releases.

Advanced Parts             Includes:                                                       3% of list
                           - Shipment of replacement part the same business for requests received prior to 2:00 PM US Pacific time.
                           -  Advanced replacement requests received after 2:00 PM are shipped the next business day.
                           -  Faulty parts must be returned within 30 days of receipt of replacement or replacement part is invoiced at full list price.
                           -  Pre-requisite of either the 14ct GoldenCare or 18ct
                           GoldenCare Maintenance Programs.

         Note:

                  Maintenance Programs do not include software releases that enhance the functionality of previously sold product. Such software upgrades options and features may be sold separately and are not part of any Maintenance Program. On site remedial maintenance response time and availability subject to location.

                  FirstWorld Communications National Price List
                                   Exhibit "B"

SUPPORT AND SERVICES

MODEL                      DESCRIPTION                                                   LIST PRICE
                                                                                             USS

INSTALLATIONS
-------------------------------------------------------------------------------------------------------------------------------
InstallationStd-US         Standard Domestic Installation Includes:                      10% OF LIST
                           ---------------------------------------
                           - Installation of Products, purchased from Accelerated
                           Networks, during normal local working hours
                           -  Verification of proper hardware operation
                           -  Basic configuration to permit access of equipment from
                           the network
                           -  All installation-related travel expenses within the
                           continental U.S.

                           Standard Installation excludes:
                           -------------------------------
                           - Customer, network, power or telecom writing
                           -  Local Loop qualification or line testing
                           -  Adjustment/fine tuning of voice levels
                           -  Custom configuration
                           -  Network optimization


EXTENDED WARRANTY
-------------------------------------------------------------------------------------------------------------------------------

ESERV/AG1                  Extended Warranty Service for 1 year. Includes parts and      5% of list
                           labor with a 15 days repair cycle.


EQUIPMENT STAGING
-------------------------------------------------------------------------------------------------------------------------------

HT-STG                     Special Request: Hot Staging                                  2.5% of list
                           ----------------------------
                           Product preconfigured to customer's specifications and
                           tested in a live like environment. Requires customer
                           completion of configuration form and network diagram.


REPAIRS
-------------------------------------------------------------------------------------------------------------------------------

NWSERV-R1                  Equipment that is out of warranty and not covered by a        35% of list
                           maintenance contract is repaired with a 15 days repair
                           cycle. All shipment are prepaid.


ADVANCED REPLACEMENT
-------------------------------------------------------------------------------------------------------------------------------

NWSERV=AR1                 Includes:                                                     45% of list
                           - On demand shipment of replacement part the same business day for requests received prior to 2:00 PM US Pacific time.
                           - Advanced replacement requests received after 2:00 PM are shipped the next business day.
                           - Faulty parts must be returned within 30 days of receipt
                           of replacement or part is invoiced at full list price.
                           - If upon inspection the faulty part is deemed
                           unrepairable, the Advanced replacement shipment is invoiced at full list price.

                  FirstWorld Communications National Price List
                                   Exhibit "B"

FIELD REPLACEMENT UNITS (SPARES)

MODEL                      DESCRIPTION                                               LIST PRICE
                                                                                         USS

FOR AN-3204 MSAP
-------------------------------------------------------------------------------------------------------------------------------
FR-PSVAC-3204              90-240 VAC Power Supply AN-3204                               Call

FR-RMK19-3204              Rack Mounting Kit 19", AN-3204                                Call

FR-RMK23-3204              Rack Mounting Kit 23", AN-3204                                Call


FOR AN-3220 MSAP
-------------------------------------------------------------------------------------------------------------------------------

FR-BLANKPNL                Blank Panel                                                   Call

FR-FTU-3220                Fan Tray Unit AN-3220                                         Call

FR-PLEX-3220               Plexi-glass door to protect the cables on AN-3220             Call

FR-RMK23-3220              Rack Mounting Kit 23", AN-3220                                Call

                  FirstWorld Communications National Price List
                                   Exhibit "B"

PREVIOUS SOFTWARE VERSION OPTIONS

MODEL                      DESCRIPTION                                                   LIST PRICE
                                                                                             USS

AN-20-IAD SOFTWARE
-------------------------------------------------------------------------------------------------------------------------------

AN-20-SW-B1.2              Basic System Software version 1.2 for the AN-20 IAD.          No charge with IAD
                           Includes RFC 1483 bridged mode.

AN-20SW-R1.2               Routing Software version 1.2 for the AN-20 IAD.  Supports     $100
                           RIP 1 & RIP 2 routing.


MSAP SOFTWARE
-------------------------------------------------------------------------------------------------------------------------------

MSAP-SW-A1.2               Aggregator System software version 1.2                        $1,995

                  FirstWorld Communications National Price List
                                   Exhibit "B"

ORDERING INFORMATION




         Customers must specify the type and version of the software on their purchase order.

         Software License: Accelerated Networks Inc. grants customer a non-exclusive, non-sublicenseable license to install and use Accelerated Networks Inc. software. This software is licensed and not sold. Customer acknowledges and agrees that the software contains trade secrets and other proprietary information of Accelerated Networks Inc. and that Accelerated Networks Inc. retains all title to and, except as expressly and unambiguously licensed herein, all right and interest in the software and all intellectual property rights worldwide therein.

         Hardware configuration sheet must be completed for each MSAP order.

         Every MSAP base unit must be configured with either Aggregator System software or Multi-Service Gateway System software. See section on MSAP System software.


         MSAP System requiring a Voice Module must have Multi-Service Gateway System software installed. See section on MSAP System Software.


         Select cables from cabling section. Cable Guide diagram is available on our website:

                  http://www.acceleratednetworks.com/

                  When ordering, please remit Purchase Order to:

                  Accelerated Networks, Inc.
                  Attn:  Sales Order Administration Department
                  301 Science Drive
                  Moorpark, CA  93021
                  (805) 553-9680 Telephone
                  (805) 553-9690 Facsimile

                  Web Site:  www.acceleratednetworks.com

                  Email:  sales@acceleratednetworks.com

         All prices are FOB factory and subject to change without notice. Contact Accelerated Networks directly for additional information.

                  FirstWorld Communications National Price List
                                   Exhibit "B"

SERVICE AND REPAIR POLICY




WARRANTY INFORMATION


         All Accelerated Networks' products are covered by a 12-month return-to-factory warranty. No-charge advance replacement within 30 days of product shipment.

         Customer is responsible for inbound freight cost when returning the product to factory for troubleshoot, repair, or rework.

         No charge for parts replacement or labor. Factory is responsible for outbound freight cost.


OUT OF WARRANTY INFORMATION

         Product without warranty and maintenance contract will be subjected to a 35% of the list price for repairs/services.

         Additional 10% of the list price will be added to any expedited service with turnaround time of 24 hrs instead of 15 business days.


WARNING:

         Warranty is void if field upgrades, repairs or replacement are attempted by non qualified or unauthorized personnel.

                  FirstWorld Communications National Price List
                                   Exhibit "B"

GLOSSARY




GLOSSARY OF TERMS

Standard                   Product lead time is 60 days ARO

Contact                    Call for product information

AN-20                      Accelerator 20 CPE product

AN-30                      Accelerator 20 CPE product

AN-30                      Accelerator 30 CPE product

AN-3200                    Accelerator AN-3200 Multi-Service
                           Aggregator / Gateway product

SYSMOD                     System Combo Card

LC                         Line Card

VSIC                       Voice Service and Interface Card


CONTACT INFORMATION

                           Accelerated Networks, Inc.
                           Web Site:  www.acceleratednetworks.com

                           Email:  sales@acceleratednetworks.com

                                    EXHIBIT C

                       END USER SOFTWARE LICENSE AGREEMENT
                       END USER SOFTWARE LICENSE AGREEMENT

This End User Software License Agreement ("Agreement") is entered into by Accelerated Networks,. Inc. ("Licensor") and the end user identified below ("End User").

CAREFULLY READ THE FOLLOWING TERMS AND CONDITIONS. BY INSTALLING AND USING SOFTWARE INCLUDED WITH THE ACCELERATED PRODUCTS, YOU ARE AGREEING TO BE BOUND BY THESE TERMS AND CONDITIONS. IF YOU DO NOT AGREE TO THESE TERMS AND CONDITIONS, DO NOT USE THE ACCELERATED PRODUCTS.

1. GRANT OF LICENSE. Subject to the terms and conditions of this Agreement Licensor grants End User a non-exclusive, non-sublicenseable license to install and use Licensor's software ("Software"). The Software is licensed and not sold. End User acknowledges and agrees that the Software contains trade secrets and other proprietary information of Licensor and that Licensor retains all title to and, except as expressly and unambiguously licensed herein, all right and interest in the Software and all intellectual property rights worldwide therein.

2. RESTRICTIONS. End User may make one (1) backup COPY of the Software for archival purposes only. The Software is licensed as a single product and may not be separated into its component parts for any reason whatsoever. End User shall not (and shall not allow any third party to) (i) decompile, disassemble, or otherwise reverse engineer (except to the extent expressly permitted under applicable law) or attempt to reconstruct or discover any of Licensor's source code, underlying ideas, algorithms, trade secrets or other proprietary information by any means whatsoever, (ii) remove any product identification, copyright or other notices, or (iii) provide, lease, lend, use for timesharing or service bureau purposes or otherwise use or allow others to use the Software to or for the benefit of third parties.

3. TERMINATION. This Agreement is effective until terminated. This Agreement will terminate automatically if End User fails to cure any material breach of this Agreement within thirty (30) days of receiving notice of such, breach (or immediately in the case of a breach of Section 2. (Restrictions)). Upon termination, End User shall immediately cease all use of the Software and return or destroy all copies of the Software and all portions thereof and so certify to Licensor. Except for the license and except as otherwise expressly provided herein, the terms of the Agreement shall survive termination. Termination is not an exclusive remedy and all other remedies will be available whether or not the Agreement is terminated.

4. NO GOVERNMENT USE. End User represents that it is not a U.S. government agency and it is not acquiring the license pursuant to a U.S. government contract or with U.S. government funds; the license does not authorize or allow use by, or funded by, any U.S. governmental entity.

5. WARRANTY DISCLAIMER. For a period of ninety (90) following End User's receipt thereof, Licensor warrants that the Software will substantially conform to Licensor's published specifications therefor and that the media on which the Software is provided is free from material defects. End User expressly acknowledges and agrees that except as expressly set forth above, the Software is provided "AS-IS" and that use of the Software is at End User's sole risk. LICENSOR EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON INFRINGEMENT. LICENSOR DOES NOT WARRANT THAT THE SOFTWARE WILL MEET END USER'S REQUIREMENTS, OR THAT OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT DEFECTS IN THE SOFTWARE WILL BE CORRECTED. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES.

6. LIABILITY LIMITATION. UNDER NO CIRCUMSTANCES INCLUDING, WITHOUT LIMITATION, NEGLIGENCE, SHALL LICENSOR BE LIABLE FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY OR FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OR INABILITY TO USE THE SOFTWARE, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL LICENSOR'S TOTAL LIABILITY UNDER THIS AGREEMENT FOR ALL DAMAGES, LOSSES, AND CAUSES OF ACTION (WHETHER IN CONTRACT TORT (INCLUDING NEGLIGENCE) OR OTHERWISE) EXCEED THE AMOUNT OF LICENSE FEES PAID TO LICENSOR HEREUNDER. THIS SECTION 6 DOES NOT LIMIT LIABILITY FOR DEATH OR BODILY INJURY OF A PERSON.

7. GENERAL. This Agreement may not be assigned or amended except with Licensor's prior written consent. No failure to exercise any right hereunder will operate as a waiver thereof If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be construed pursuant to the laws of the State of California and the United States without regard to conflicts of laws provisions

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thereof and without regard to the United Nations Convention on Contracts for the
International Sale of Goods. End User shall not export or remove the Software or any portion or direct product thereof from the country in which End User received delivery of the Software from Licensor. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the Colorado state and U.S. federal courts having within their jurisdiction the location of Licensor's principal place of business. The prevailing party in any action to enforce this Agreement shall be entitled to recover costs and expenses including reasonable attorneys' fees. The parties agree that a material breach of this Agreement by End User would cause irreparable injury to Licensor for which monetary damages would not be an adequate remedy and that the Licensor shall be entitled to equitable relief in addition to any remedies it may have hereunder or at law. This Agreement is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Agreement.

ACCELERATED NETWORKS, INC.



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